Provisions	12 Months Ended
Jun. 30, 2025
Provisions [Abstract]
Provisions

The movement in provisions during the year is as follows:

Year ended 30 June 2025	Employee benefits $’000	Mine closure and rehabilitation $’000	Total $’000
At the beginning of the financial year	5,963	25,309	31,272
Amounts capitalised for changes in underlying costs and estimates	–	3,246	3,246
Amounts capitalised for changes in discount rate	–	–	–
Amounts capitalised on translation of mine closure and rehabilitation provision	–	510	510
Charged/(credited) to the Consolidated Statement of Profit or Loss:
Changes in underlying costs and estimates	5,762	–	5,762
Foreign exchange rate differences	–	–	–
Released during the year	(5,731)	–	(5,731)
Unwinding of discount rate	–	409	409
Transfers and other movements	98	–	98
At the end of the financial year	6,092	29,474	35,566

Recognition and measurement

Provisions are recognised when the Group has a legal or constructive obligation for which it is probable that an outflow of economic benefits will result, and that outflow can be reliably measured.

Provisions are measured using the best estimate of the amounts required to settle the obligation at the end of the reporting period.

(a)	Employee benefits

Employee entitlements to be settled within twelve months after the end of the reporting period are presented as current employee benefit obligations. Liabilities for salaries and wages, including non-monetary benefits, and annual leave are recognised in respect of employees’ services up to the end of the reporting period and are measured at the amounts expected to be paid when the liabilities are settled.

A non-current provision for employee entitlements is recognised for annual leave and long service leave entitlements and bonus incentives which will not be settled within twelve months after the end of the reporting period in which the employees render the related service. Other non-current employee benefits are measured at the present value of the expected future payments to be made to employees. Expected future payments incorporate anticipated future wage and salary levels, durations of service and employee departures and are discounted at rates determined by reference to market yields at the end of the reporting period that have maturity dates that approximate the terms of the obligations. Any remeasurements for changes in assumptions of obligations for other non-current employee benefits are recognised in profit or loss in the period in which the changes occur.

(b)	Mine closure and rehabilitation

The mining and processing activities of the Group normally give rise to obligations for site closure or rehabilitation. Mine closure and rehabilitation works can include facility decommissioning and dismantling, removal or treatment of waste materials, and site and land rehabilitation in accordance with local laws and regulations and clauses of the permits.

Mine closure and rehabilitation provisions are recognised at the time that environmental disturbance occurs. When the extent of disturbance increases over the life of an operation, the provision is increased accordingly. Costs included in the provision encompass all closure and rehabilitation activity expected to occur progressively over the life of the operation and at, or after, the time of closure, for disturbance existing at the reporting date. Routine operating costs that may impact the ultimate closure and rehabilitation activities, such as waste material handling conducted as an integral part of a mining or production process, are not included in the provision. Costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognised as an expense and liability when the event gives rise to an obligation which is probable and capable of reliable estimation.

Mine closure and rehabilitation provisions are measured at the expected value of future cash flows, discounted to their present value and determined according to the probability of alternative estimates of cash flows occurring for each operation.

When provisions for mine closure and rehabilitation are initially recognised, the corresponding cost is capitalised as an asset, representing part of the cost of acquiring the future economic benefits of the operation. The capitalised cost of closure and rehabilitation activities is recognised in property, plant and equipment and depreciated accordingly.

Mine closure and rehabilitation provisions are also adjusted for changes in costs and estimates. Any adjustments are made prospectively and are accounted for as a change in the corresponding capitalised asset, except where a reduction in the provision is greater than the depreciated capitalised cost of the related assets, in which case the carrying value is reduced to nil and the remaining adjustment is recognised first against these related assets in property, plant and equipment, and subsequently to the Consolidated Statement of Profit or Loss. Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgements and estimates involved.

Key judgements and estimates

Mine closure and rehabilitation provision of North American Lithium

Mine closure and rehabilitation costs are uncertain, and cost estimates can vary in response to many factors including estimates of the extent of rehabilitation activities, technological changes, regulatory changes, cost increases including inflationary impacts and changes in discount rates.

Assumptions have been made based on the current economic environment, which management believe are a reasonable basis upon which to estimate the future liability. These estimates are reviewed regularly to take into account any material changes to the assumptions. Actual rehabilitation costs will ultimately depend on market conditions at the relevant time. The timing of closure and rehabilitation will most likely depend on when the mine ceases to produce at economically viable rates.

The recognition of mine closure and rehabilitation provisions requires judgement. The provision at reporting date represents management’s best estimate of the present value of future closure and rehabilitation costs.